UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

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DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-6516	13-2529596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Philips Parkway
Montvale, New Jersey		07645-9998
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (201) 391-8100

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

     Datascope Corp. issued a press release on October 31, 2006, announcing its operating results for the first quarter fiscal 2007. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press release dated October 31, 2006 issued by Datascope Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP.

Registrant

	By:	/s/ Scott D. Kantor

Vice President,
Finance and Administration,
and Chief Financial Officer

Dated: November 1, 2006

     EXHIBIT INDEX

Exhibit No.

99.1	Press release dated October 31, 2006 issued by Datascope Corp.